================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 3, 2005
                           ---------------------------

                                 Citigroup Inc.
      ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                   1-9924                    52-1568099
   ---------------             -----------             -------------------
   (State or other             (Commission                (IRS Employer
   jurisdiction of            File Number)             Identification No.)
   incorporation)

                    399 Park Avenue, New York, New York 10043
      ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
      ---------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 8.01  OTHER EVENTS.

         On June 3, 2005, Citigroup Inc. issued a press release announcing that the 60-day period for exercise of the Litigation Tracking Warrants (the "LTWs") expired at 5:00 p.m., New York City time, on June 3, 2005, pursuant to the terms of the LTWs. As a result, all LTWs that had not been exercised prior to such expiration time have expired and become void, and are no longer exercisable

         A copy of the above-referenced press release is being filed as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      Exhibit Number
      --------------

           99.1          Press Release, dated June 3, 2005, issued by Citigroup
                         Inc.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2005                    CITIGROUP INC.


                                       By:      /s/  John R. Dye
                                          --------------------------------
                                       Name:  John R. Dye
                                       Title: Assistant Secretary

                                  EXHIBIT INDEX


      Exhibit Number
      --------------

           99.1          Press Release, dated June 3, 2005, issued by Citigroup
                         Inc.